Variable Portfolio-Davis New York Venture Fund

Variable Portfolio-Goldman Sachs Mid Cap Value Fund

Supplement dated September 14, 2012

to the Statement of Additional Information (SAI) dated May 1, 2012

The following changes for Variable Portfolio-Davis New York Venture Fund and Variable Portfolio-Goldman Sachs Mid Cap Value Fund are effective on or about November 16, 2012.

Variable Portfolio-Davis New York Venture Fund is replaced with Variable Portfolio-Sit Dividend Growth Fund and Variable Portfolio-Goldman Sachs Mid Cap Value Fund is replaced with Variable Portfolio-Victory Established Value Fund.

Table 12. Subadvisers and Subadvisory Agreement Fee Schedules is revised with respect to the Funds as follows:

Table 12.    Subadvisers and Subadvisory Agreement Fee Schedules

Fund	Subadviser	Parent Company	Fee Schedule
Variable Portfolio-Sit Dividend Growth Fund	Sit Investment Associates, Inc. (Sit Investment) (effective November 16, 2012)	N/A	0.65% on first $50 million, reducing to 0.20% as assets increase
Variable Portfolio-Victory Established Value Fund	Victory Capital Management, Inc. (Victory Capital) (effective November 16, 2012)	A	0.32% on first $400 million, reducing to 0.30% as assets increase

A – Victory Capital is a wholly-owned, second-tier subsidiary of KeyCorp.

Table 14. The Fund’s Portfolio Managers are revised as follows (the table lead-in information is restated for your convenience):

Portfolio Managers.    For all funds other than money market funds, the following table provides information about the funds’ portfolio managers as of Dec. 31, 2011. All shares of the Variable Portfolio funds are owned by life insurance companies and Qualified Plans, and are not available for purchase by individuals. Consequently no portfolio manager owns any shares of Variable Portfolio funds.

Table 14.    Portfolio Managers

Other Accounts Managed (excluding the fund)
Fund	Portfolio Manager	Number and type of account(a)	Approximate Total Net Assets		Performance Based Accounts(b)	Potential Conflicts of Interest	Structure of Compensation
Sit Dividend Growth Fund	Sit Investment:
	Roger J. Sit	7 RICs 13 PIVs 46 other accounts	$ $ $	974,187,179 160,107,703 1,875,914,009	None	(1)	(3)
	Kent L. Johnson	3 RICs 7 PIVs 16 other accounts	$ $ $	662,971,832 109,455,518 695,909,229
	Michael J. Stellmacher	3 RICs 6 PIVs 36 other accounts	$ $ $	800,012,388 92,475,079 1,666,452,705
Victory Established Value Fund	Victory Capital:
	Gary H. Miller	3 RICs 4 PIVs 21 other accounts	$ $ $	1,739,685,732 139,708,765 224,480,073	None	(2)	(4)
	Jeffrey M. Graff	3 RICs 4 PIVs 18 other accounts	$ $ $	1,739,685,732 139,708,765 224,136,435
	Gregory M. Conners	3 RICs 4 PIVs 20 other accounts	$ $ $	1,739,685,732 139,708,765 224,355,073

S-6466-186 A (9/12)

Other Accounts Managed (excluding the fund)
Fund	Portfolio Manager	Number and type of account(a)	Approximate Total Net Assets		Performance Based Accounts(b)	Potential Conflicts of Interest	Structure of Compensation
	James M. Albers	3 RICs 4 PIVs 22 other accounts	$ $ $	1,739,685,732 139,708,765 224,430,073
	Michael F. Rodarte	3 RICs 4 PIVs 15 other accounts	$ $ $	1,739,685,732 139,708,765 224,080,073

(a)	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
(b)	Number of accounts for which the advisory fee is paid is based in part or wholly on performance and the aggregate net assets in those accounts.

Potential Conflicts of Interest

(1)	Sit Investment: Sit Investment provides similar fee based investment management services to other clients. Sit Investment’s other clients may have investment objectives and strategies similar the Fund. Sit Investment is subject to various conflicts of interest in the performance of its duties and obligations in connection with Fund’s investments and the investments of the other client accounts managed by Sit Investment. Such conflicts include: the advice and action taken with respect to the Fund’s investments may differ from the advice given or the timing or nature of action taken with respect to other clients; and the allocation of management time, resources, investment opportunities and aggregated transactions among the clients’ accounts including the Fund. Conflicts of interest may be heightened by the existence of Sit Investment’s proprietary investments. Sit Investment has adopted policies and procedures designed to address these conflicts to ensure that whenever conflicts of interest arise Sit Investment will endeavor to exercise its discretion in a manner that it believes is equitable to all interested persons.

(2)	Victory Capital: The portfolio managers at Victory Capital typically manage multiple portfolios using a substantially similar investment strategy as the Fund. The management of multiple portfolios may give rise to potential conflicts of interest. Victory Capital has developed policies and procedures designed to reasonably mitigate and manage the potential conflicts of interest that may arise from side-by-side account management. Accounts participating in the same strategy are block traded to ensure that no account receives preferential treatment and to ensure consistency. In addition, all qualifying accounts participate in a composite and are, therefore, monitored for deviation via monthly composite reporting. Also, Victory has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

Structure of Compensation

(3)	Sit Investment: The portfolio managers receive compensation from Sit Investment. The compensation of the portfolio managers is comprised of a fixed base salary, an annual bonus, and periodic deferred compensation bonuses which may include stock plans. Portfolio managers also participate in the profit sharing 401(k) plan of Sit Investment. Competitive pay in the marketplace is considered in determining total compensation. The bonus awards are based on the attainment of personal and company goals which are comprised of a number of factors, including: the annual composite investment performance of Sit Investment’s accounts (which may include the Fund) relative to the investment accounts’ benchmark index (including the primary benchmark the Fund included in the composite, if any); Sit Investment’s growth in assets under management from new assets (which may include assets of the Fund); profitability of Sit Investment; and the quality of investment research efforts. Contributions made to Sit Investment’s profit sharing 401(k) plan are subject to the limitations of the Internal Revenue Code and Regulations.

(4)	Victory Capital: Our compensation package for investment professionals includes a combination of 1) base salary; 2) annual cash bonus; 3) long-term deferred compensation; and/or 4) revenue sharing. Victory has a consistent, transparent compensation plan that gives teams a direct link to the success of their specific strategies, instilling a sense of ownership and long term commitment in their strategies.

1)	We use the McLagan Compensation Survey as an objective benchmark to set base salary, (as well as other ranges) for each position.

2)	Annual investment performance incentives are calculated by comparing actual portfolio performance versus an appropriate and comparable peer group over one-year, three-year and five-year time periods. We believe it is more appropriate for our managers to be evaluated against other institutional-quality managers than merely against their benchmark.

3)	Senior investment professionals participate in a long-term compensation plan, which is directly tied to the net operating earnings growth of Victory and the performance of a portfolio of Victory strategies. This “phantom equity” creates a system where superior investment performance, as well as overall firm performance, is rewarded in a fashion similar to that of outright equity ownership. Awards are made annually and cliff vest in three years. There is a one-year employment contract tied to the award of these grants.

4)	Reflecting our firm structure as a collection of boutiques, and in line with our goal of ownership thinking at the team level, select investment teams retain a percentage of ongoing revenues as a means of incentive compensation.

S-6466-186 A (9/12)